EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Institutional Mutual Funds do hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of the TIAA-CREF Institutional Mutual Funds (the “Funds”) for the six months ended March 31, 2004 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: May 17, 2004	/s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President
(Principal Executive Officer)
TIAA-CREF Institutional Mutual Funds

Dated: May 17, 2004	/s/ Elizabeth A. Monrad

Elizabeth A. Monrad
Executive Vice President
(Principal Financial Officer)
TIAA-CREF Institutional Mutual Funds